Supplement dated November 12, 2014
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2014

(as supplemented on June 17, 2014 and July 15, 2014)

(Not all Accounts are offered in all variable annuity and variable life contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

INTERNATIONAL EMERGING MARKETS ACCOUNT

In the Management – Sub-Advisor(s) and Portfolio Manager(s) section, add:

•	Alan Wang (since 2014), Portfolio Manager

MANAGEMENT OF THE FUNDS

The Sub-Advisors

In the section for Principal Global Investors, LLC, add the following to the alphabetical list of portfolio managers:

Alan Wang has been with PGI since 2003.  As a co-employee of PGI and Principal Global Investors (Hong Kong) Limited, Mr. Wang manages Principal Fund assets as an employee of PGI.  He earned a bachelor’s degree in Economics and International Finance from Renmin University of China and an M.B.A. from University of Iowa.  Mr. Wang has earned the right to use the Chartered Financial Analyst designation.

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